UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund
WHG LargeCap Value Fund
WHG SMidCap Fund
WHG SmallCap Value Fund
WHG Income Opportunity Fund
WHG Balanced Fund

Annual Report	October 31, 2010
Investment Adviser:
Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
OCTOBER 31, 2010
TABLE OF CONTENTS

Shareholder Letter	1

Schedules of Investments

WHG LargeCap Value Fund	12
WHG SMidCap Fund	14
WHG SmallCap Value Fund	16
WHG Income Opportunity Fund	18
WHG Balanced Fund	21

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	28

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	35

Disclosure of Fund Expenses	36

Trustees and Officers of The Advisors’ Inner Circle Fund	37

Approval of Investment Advisory Agreements	41

Notice to Shareholders	43
The WHG Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
October 31, 2010
Dear Shareholders:
We are pleased to provide you with the annual report for the WHG Funds, managed by Westwood Management Corp., for the year ended October 31, 2010.
Investors have been whipsawed as market sentiment spiked up and down this fiscal year. Markets vacillated between optimism over gains in 2009 and a preference for risk to fears of a potential “double dip” global recession in 2010. Concerns regarding the European debt markets, China’s growth rate, and the BP oil spill also contributed to market volatility. The primary driver of positive performance in both the equity and fixed income markets later in the fiscal year was an improvement in investor sentiment regarding global economic growth and a subsequent decline in risk aversion. Stronger than expected economic data, along with the realization that stocks had reached attractive valuation levels, spurred a very strong equity rally in September. Improvement in sentiment about the European economies and signs that Chinese growth was stabilizing were also contributing factors. In addition, the relative undervaluation of stocks vs. bonds, had reached levels not seen in decades. Through all the noise, investors have generally earned respectable returns in their portfolios, but those gains have been hard won and the gyrations in the markets have tried investors’ patience.
We also felt the market’s swings, but it remains our firm belief that the discipline of quantifying and managing downside risk is paramount and it shall remain a hallmark of the Westwood investment process. The management of the WHG Funds is deeply rooted in our proven investment philosophy that seeks to deliver a superior rate of return while controlling risk.
At Westwood, we have always focused on companies that maintain a discipline for managing risk and, over the long-term, our investors have been rewarded for that focus. Those companies that are not dependent on the capital markets to recapitalize or fund growth will survive and ultimately benefit from the stress of others. As such, our investment team looks for investment opportunities that not only have attractive valuations but also have prospects for long-term earnings growth that are currently unrecognized by the market. Looking for high quality companies that are typically characterized by strong free cash flow generation, declining debt levels, and rising return on equity will continue to define the core of our process.
A discussion of each fund’s performance during the past twelve months is presented below.
WHG LargeCap Value Fund
The performance of the WHG LargeCap Value Fund for the periods ended October 31, 2010, was as follows:

		2010
	6 Months	Fiscal Year
WHG LargeCap Value Fund – I shares	(1.72)%	13.24%
WHG LargeCap Value Fund – A shares (without sales charge)	(1.93)%	12.99%
Russell 1000 Value Index	(1.75)%	15.71%
While producing double-digit returns, the WHG LargeCap Value Fund underperformed the Russell 1000 Value Index during the fiscal year ended October 31, 2010. Relative performance was aided by security selection in the Producer Durables, Financial Services, and Materials & Processing sectors. Higher quality companies, specifically those with good return on equity (ROE), low valuations, and high dividend yields, were out of favor for much of the last fiscal year but are starting to outperform as the investor rotation into fundamentally sound companies continues.
Our Financial Services holdings outperformed the index sector due to a relative underweight in large bank holdings while companies with stable revenue streams, such as insurance company MetLife, or revenue sources tied to the markets, such as Ameriprise Financial, outperformed. Producer Durables stocks outperformed on the strength of holdings such as Cummins, Deere and Union Pacific. Cummins continues to report stronger than expected earnings due to rising global demand for engines. Deere, who sold its wind power generation segment to Echelon for a premium, is able to focus more intently on global manufacturing primarily for their agricultural machine business and is benefitting from global agricultural demand strength. Despite the tough construction market, E.I. DuPont de Nemours has been performing

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
steadily due to structural changes implemented in the last year and strong recovery in consumer end markets in Asia. Other top performing securities included DIRECTV and Comcast in the Consumer Discretionary sector. Both reported strong numbers throughout the year, and were beneficiaries of the market’s preference for domestic companies as fears of a global meltdown spread in early spring and summer 2010. Comcast has also benefited as subscribers switch to Comcast’s service during tense negotiations between rival, peer firm Cablevision and Fox broadcasting earlier this year.
Relative performance was hindered by security selection in Health Care, Utilities, and Technology. Western Digital, in Technology, was a detractor to relative performance due to weakness in its end markets as demand for glass used in monitors and TVs waned. The Fund’s significant exposure to companies with high levels of foreign revenue earlier this fiscal year was also a detractor as investors preferred domestic oriented companies due to fears about Europe and the spread of a global recession. Securities with heavy exposure to foreign demand, including General Electric, Microsoft and Western Digital, all performed poorly as each generates over 50% of revenues from foreign sources.
Other Financial Services firms, including Bank of America and JP Morgan Chase, were among the worst performers this year, as investors shunned companies with exposure to banking on renewed concerns over net interest margin pressure and continued credit quality weakness. Fears of the ultimate impact and reach of Financial Reform legislation during the year also served to drive these stocks lower.
WHG SMidCap Fund
The performance of the WHG SMidCap Fund for the periods ended October 31, 2010, was as follows:

		2010
	6 Months	Fiscal Year
WHG SMidCap Fund	4.28%	23.72%
Russell 2500 Index	0.14%	27.76%
Relative performance was aided by security selection in the Consumer Discretionary, Producer Durables, and Materials & Processing sectors. The Fund’s outperformance in the last six months can also be attributed to the increase in investor risk aversion and a rising preference for midcap securities as well as high quality companies that began in late April. Cliffs Natural Resources, in Materials & Processing, rose because of solid iron ore demand worldwide.
Producer Durables holding BorgWarner, an auto parts firm, announced results that indicate they have been benefitting from improved global demand for autos, while Airgas’ manufacturing customers saw continued improvement with sales in the Great Lakes region. Eastman Chemical was also a positive contributor as it reported better than expected results as a result of rising consumer demand and higher selling prices. ACGO reported very solid results led by strong sales in South America and continued to reap gains as a result of solid agriculture demand trends worldwide.
Fund performance was hindered by security selection in Financial Services, Real Estate Investment Trusts (REIT), and Health Care. Smaller Financial Service stocks, primarily in the regional bank industry, lagged due to fears of continued credit problems and concerns about revenue growth. Stocks in this industry, such as East West Bancorp, hindered relative performance as they were also pulled lower in sympathy with large banking companies, despite evidence that they have aggressively improved their credit quality.
Health Care firms Beckman Coulter, Laboratory Corp. of America, and CONMED all sold off throughout the year as each reported earnings and/or guidance that disappointed investors, in some cases citing a weaker business environment.
Other bottom performing securities included Cabot Oil & Gas, which fell after reporting lower production figures. Recently, the regulatory environment surrounding the Marcellus Shale in Pennsylvania and the negative sentiment on the level of gas prices have also weighed on Cabot and its peers. Technology’s Western Digital, failed to expand market share as expected, citing weak end market demand for its glass.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
WHG SmallCap Value Fund
The performance of the WHG SmallCap Value Fund for the periods ended October 31, 2010, was as follows:

		2010
	6 Months	Fiscal Year
WHG SmallCap Value Fund	(3.06)%	20.42%
Russell 2000 Value Index	(4.77)%	24.43%
High beta stocks rallied, in what seemed like monthly spurts, during the fiscal year ended October 31, 2010, greatly impacting the SmallCap Value fund’s performance relative to the benchmark. Lately however, lower price, low ROE and smaller market cap stocks seem to show signs of losing steam as valuations have risen substantially and lower quality, high beta stocks are not as attractive as they were earlier in 2010. As earnings estimates started to fall in small cap based on fear of a recession, a reversal back to the quality stocks that we focus on, resulted in outperformance for the last six months.

Top performing sectors for the Fund included Producer Durables, Energy and Consumer Staples. Top contributors were concentrated within the Producer Durables sector as they are benefitting from international economic activity. Holding A.O. Smith is experiencing strong sales in China. Aerospace exposure contributed to relative performance, as Moog’s aerospace and defense related sales have held up well. BE Aerospace, reported strong sales growth and reaffirmed 2010 guidance with deliveries of the new 787 and retrofitting of aircraft interiors underway. Genesee Wyoming posted an increase in revenue due to increasing carload volumes primarily in Australia. Better expense control combined with a more favorable pricing environment has allowed Genesee to report strong earnings.
Rex Energy was a top contributor, rising on strong earnings, after their announcement that their first Niobrara well would reach their targeted total depth, and rumors of a potentially positive joint venture in a Marcellus Shale plant in Pennsylvania.

Within Consumer Staples, Chattem, a top performer was acquired by Sanofi Aventis for a significant premium. The newly joined company will create the fifth largest global consumer healthcare company (as measured by revenue).
Holdings that detracted from relative performance came from the Materials & Processing, Consumer Discretionary and Financial Services sectors. Within Materials & Processing, Northwest Pipe announced a revenue decline resulting from volume decreases across their product lines, reduced pricing and a less favorable product mix. Consumer Discretionary holding True Religion reported earnings misses as they experience cost pressures related to their strategy of opening new stores internationally.
In Financial Services, First Merit acquired Midwest Bank and Trust Company in an FDIC-assisted deal, increasing their number of Chicago branches. Investors became concerned however and viewed their recent capital raise intended to facilitate the deal and optimize their balance sheet as an indication that acquisition terms were not attractive and that the additional capital was needed to support the new assets. East West Bancorp also completed in an FDIC assisted deal and acquired Washington First International Bank. Underperformance in the shares was due to a recent market pull back in large banking stocks, despite their recent deal announcement that shows they can grow in a lackluster organic growth environment. Last, within the Health Care sector, CryoLife and HealthSouth reported strong earnings growth but traded down as the pressure of rising healthcare costs resulting from reforms concerned investors.
WHG Income Opportunity Fund
The performance of the WHG Income Opportunity Fund for the periods ended October 31, 2010, was as follows:

		2010
	6 Months	Fiscal Year
WHG Income Opportunity Fund – I shares	7.84%	17.89%
WHG Income Opportunity Fund – A shares (without sales charge)	7.66%	17.55%
Citigroup 10-Year Treasury Index	10.65%	10.08%
Citigroup 3-Month Treasury Bill Index	0.08%	0.12%
S&P 500 Index	0.74%	16.52%
FTSE NAREIT Index	5.98%	42.84%
Blended Benchmark*	4.67%	17.21%

*	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
The WHG Income Opportunity Fund outperformed its custom benchmark. For the first half of the 2010 fiscal year, the Fund’s allocation to Common Stock, Master Limited Partnerships (MLP) and Real Estate Investment Trusts (REIT) was the primary driver of performance. Investors gravitated to these asset classes in a search for compelling yield and beneficiaries of a stabilizing to improving economy. The portfolio’s common stock securities produced solid returns and outperformed the S&P 500 Index. The allocation to MLPs was a significant driver of the portfolio’s return with a majority of the top contributing names producing mid-teens returns. Yields remained attractive in MLPs relative to other asset classes, commodity prices moved higher and risk premiums tightened, creating a supportive environment for the asset class.
Over the last six months of the fiscal year, outperformance in the portfolio was driven by a lower exposure to short-term fixed income issues and an overweight in common stocks. Most fixed income asset classes produced positive returns during the half year due to the decline in interest rates. The portfolio’s allocation to longer duration government and high quality corporate bonds, as well as its allocation to Master Limited Partnerships, produced positive returns.
Top performing security, Hugoton Royalty Trust, benefitted from the rise in natural gas prices. An improvement in organic growth and divestiture of non-core assets by Vodafone prompted this global telecom giant’s positive contribution. Domestic telecom also did well with AT&T posting better than expected results on successful cost control. DuPont reported better prices, volumes and margins and benefitted from strength in its agriculture and nutrition segments. McDonald’s and Philip Morris both saw strong sales internationally and increased investor interest due to their attractive yields and growth prospects.
The Fund’s allocation to cash and short-term government securities detracted from performance. Both produced modestly positive returns but materially lagged relative to other asset classes. The low interest rate environment resulted in only marginal returns on cash while short-term government issues merely held steady due to their liquidity and lack of downside. Energy and Electric Utility securities lagged mostly due to concerns over rising interest rates in early 2010, making investments in dividend paying common stocks less attractive, and creating a general preference for riskier securities.
Other detractors from performance included Raytheon and Williams Pipeline Partners. Raytheon was weak following the termination of an important contract with the UK while Williams Partners Pipeline was recently flat on regional pressures on natural gas processing spreads.
WHG Balanced Fund
The performance of the WHG Balanced Fund for the periods ended October 31, 2010, was as follows:

		2010
	6 Months	Fiscal Year
WHG Balanced Fund	1.04%	10.57%
S&P 500 Index	0.74%	16.52%
Barclays U.S. Government/Credit Index	6.01%	8.48%
Blended Benchmark*	3.17%	13.77%

*	60% S&P 500 Index/40% Barclays U.S. Government/Credit Index
A preference for risk across the board, high quality bonds, contributed to the WHG Balanced Fund’s underperformance relative to the 60/40 blended benchmark, as the portfolio owns more high quality stocks and shorter term fixed-income securities. The fiscal year began with optimism for 2010 as Treasury yields remained low. But risk premiums continued to grind tighter as investors searched for additional yield, and as a result, corporate bonds and other spread products significantly outperformed in the first half. The corporate bond market thrived with new issues meeting strong demand. Commercial Mortgage-Backed Securities were a top performing asset class while long maturity Treasury and Agency securities posted negative returns.
Later in the fiscal year, the European debt crisis and concerns over the health of the U.S. economy, based on softer than expected readings on the labor market and renewed fears of deflation, caused market investors to flee to the relative safety of U.S. Treasuries. Interestingly, bond investors did not abandon their preference for corporate bonds and mortgage-backed securities, as they posted solid gains as well.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
More recently, the largest contributors to performance were Energy related corporate bonds. Financial Services holdings Citigroup, due October 2014, and Barclays Bank, due 2016, were top contributors as well. Also contributing to the rally in the bond market was what seemed like a steady stream of worse than expected economic reports, which only served to raise fears of the U.S. economy falling back into recession. General market sentiment received a boost, however, in early September with the release of the August jobs report, which showed a better than expected (and certainly better than feared) net gain of 67 thousand in private payrolls. In response, rates briefly moved higher in the first half of September, only to have strong demand by investors push rates back to their lows for the 3rd quarter of 2010.
In the Fund’s equity holdings, volatility was present for much of the fiscal year 2010. Relative performance was aided by security selection in the Producer Durables, Financial Services, and Materials & Processing sectors. Higher quality companies, specifically those with good return on equity, low valuations, and high dividend yields, were out of favor for much of the last fiscal year but are starting to outperform as the investor rotation into fundamentally sound companies continues.
Financial Services holdings outperformed the index sector due to a relative underweight in large bank holdings while companies with stable revenue streams, such as insurance company MetLife, or revenue sources tied to the markets, such as Ameriprise Financial, outperformed. Producer Durables stocks outperformed on the strength of holdings such as Cummins, Deere and Union Pacific. Cummins continues to report stronger than expected earnings due to rising global demand for engines. Deere, who sold its wind power generation segment to Echelon for a premium, is able to focus more intently on global manufacturing primarily for their agricultural machine business and is benefitting from global agricultural demand strength. Despite the tough construction market, E.I. DuPont de Nemours has been performing steadily due to structural changes implemented in the last year and strong recovery in consumer end markets in Asia. Other top performing securities included DIRECTV and Comcast in the Consumer Discretionary sector. Both reported strong numbers throughout the year, and were beneficiaries of the market’s preference for domestic companies as fears of a global meltdown spread in early spring and summer 2010. Comcast has also benefited as subscribers switch to Comcast’s service during tense negotiations between rival, peer firm Cablevision and Fox broadcasting earlier this year.
Relative performance was hindered by security selection in Health Care, Utilities, and Technology. Western Digital, in Technology, was a detractor to relative performance due to weakness in its end markets as demand for glass used in monitors and TVs waned. The Fund’s heavy exposure to companies with high levels of foreign revenue earlier this fiscal year was also a detractor as investors preferred domestic oriented companies due to fears about Europe and the spread of a global recession. Securities with heavy exposure to foreign demand, including General Electric, Microsoft and Western Digital, all performed poorly as each generates over 50% of revenues from foreign sources. Other Financial Services firms, including Bank of America and JP Morgan Chase, were among the worst performers this year, as investors shunned companies with exposure to banking on renewed concerns over net interest margin pressure and continued credit quality weakness. Fears of the ultimate impact and reach of Financial Reform legislation during the year also served to drive these stocks lower.
Sincerely,
The Investment Team
The WHG Funds
This represents the managers’ assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
Definition of the Comparative Indices
Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.
Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.
FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.
Barclays U.S. Government/Credit Index is a fixed-income market value-weighted index that combines the Lehman Brothers U.S. Government Index and the Barclays U.S. Credit Index. It includes securities issued by the U.S. Government (i.e., securities in the Treasury and Agency Indices), publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.
Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower to price-to-book ratios and lower forecasted growth values.
Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	WHG LARGECAP VALUE FUND
Growth of a $10,000 Investment
AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED OCTOBER 31, 2010

	One Year	Three Year	Annualized
	Return	Return	Inception to Date*
Institutional Class	13.24%	(7.88)%	0.42%
Class A with sales charge	7.39%	N/A	(8.71)%
Class A without sales charge	12.99%	N/A	(7.04)%

*	Institutional Class commenced operations on June 28, 2006. Class A commenced operations on December 31, 2007.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMIDCAP FUND
Growth of a $10,000 Investment
AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED OCTOBER 31, 2010

			Annualized
	One Year	Three Year	Inception
	Return	Return	to Date*
Institutional Class	23.72%	1.83%	8.44%

*	Commenced operations on December 19, 2005.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMALLCAP VALUE FUND
Growth of a $10,000 Investment
AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED OCTOBER 31, 2010

			Annualized
	One Year	Three Year	Inception to
	Return	Return	Date*
Institutional Class	20.42%	(5.76)%	(3.99)%

*	Commenced operations on April 2, 2007.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG INCOME OPPORTUNITY FUND
Growth of a $10,000 Investment
AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED OCTOBER 31, 2010

			Annualized
	One Year	Three Year	Inception
	Return	Return	to Date*
Institutional Class	17.89%	5.44%	6.52%
Class A with sales charge	11.69%	N/A	4.76%
Class A without sales charge	17.55%	N/A	6.69%

*	Institutional Class commenced operations on December 19, 2005. Class A commenced operations on December 31, 2007.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
The graph is based on Institutional Class shares. Performance for Class A Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG BALANCED FUND
Growth of a $10,000 Investment
AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED OCTOBER 31, 2010

			Annualized
	One Year	Three Year	Inception
	Return	Return	to Date*
Institutional Class	10.57%	(2.61)%	2.21%

*	Commenced operations on September 8, 2006.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	WHG LARGECAP VALUE FUND
OCTOBER 31, 2010
Sector Weightings (unaudited)†:
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCK — 98.2%
CONSUMER DISCRETIONARY — 10.5%
Comcast, Cl A	237,800	$4,893,924
DIRECTV, Cl A*	99,800	4,337,308
eBay*	84,100	2,507,021
Gap	228,500	4,343,785
TJX	52,100	2,390,869
Walt Disney	126,800	4,578,748

		23,051,655

CONSUMER STAPLES — 4.9%
CVS/Caremark	142,500	4,292,100
Philip Morris International	76,400	4,469,400
Sysco	64,800	1,909,008

		10,670,508

ENERGY — 13.8%
Anadarko Petroleum	75,300	4,636,221
Apache	40,900	4,131,718
Chevron	79,100	6,534,451
EQT	124,600	4,665,024
Exxon Mobil	66,000	4,387,020
National Oilwell Varco	41,400	2,225,664
Occidental Petroleum	47,100	3,703,473

		30,283,571

FINANCIAL SERVICES — 20.2%
ACE	78,600	4,670,412
AFLAC	81,800	4,571,802
Ameriprise Financial	95,000	4,910,550
Bank of America	385,700	4,412,408
Franklin Resources	42,100	4,828,870
JPMorgan Chase	163,400	6,148,742
MetLife	108,200	4,363,706
Travelers	74,900	4,134,480
Wells Fargo	254,700	6,642,576

		44,683,546

HEALTH CARE — 13.5%
Abbott Laboratories	81,300	4,172,316
Bristol-Myers Squibb	79,500	2,138,550
Covidien	104,900	4,182,363
Johnson & Johnson	104,600	6,659,882
Merck	72,800	2,641,184
Pfizer	369,000	6,420,600
Teva Pharmaceutical Industries ADR	64,500	3,347,550

		29,562,445

MATERIALS & PROCESSING — 2.9%
EI Du Pont de Nemours	93,000	4,397,040
Nucor	49,400	1,888,068

		6,285,108

PRODUCER DURABLES — 10.4%
Boeing	65,000	4,591,600
Caterpillar	29,500	2,318,700
Deere	30,500	2,342,400
Honeywell International	94,800	4,466,028
ITT	51,700	2,439,723
Raytheon	46,700	2,151,936
Union Pacific	51,100	4,480,448

		22,790,835

TECHNOLOGY — 13.5%
Cisco Systems*	192,500	4,394,775
Corning	125,100	2,286,828
EMC*	220,800	4,639,008
Intel	123,500	2,478,645
International Business Machines	31,100	4,465,960
Microsoft	168,300	4,483,512
Motorola*	256,700	2,092,105
Oracle	82,500	2,425,500
Xerox	206,600	2,417,220

		29,683,553

UTILITIES — 8.5%
American Electric Power	114,200	4,275,648
AT&T	220,000	6,270,000
Dominion Resources	93,400	4,059,164
Sempra Energy	77,000	4,117,960

		18,722,772

Total Common Stock (Cost $185,523,099)		215,733,993

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG LARGECAP VALUE FUND
OCTOBER 31, 2010
SHORT-TERM INVESTMENT — 1.9%

	Shares	Value
SEI Daily Income Trust, Government Money Market Fund,
Cl A, 0.050% (A) (Cost $4,123,612)	4,123,612	$4,123,612

Total Investments — 100.1% (Cost $189,646,711)		$219,857,605

Percentages are based upon Net Assets of $219,736,094.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2010.
ADR – American Depositary Receipt
Cl – Class
As of October 31, 2010, all of the Fund’s investments are Level 1.
For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMIDCAP FUND
OCTOBER 31, 2010
Sector Weightings (unaudited)†:
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCK — 94.5%
CONSUMER DISCRETIONARY — 14.2%
BJ’s Wholesale Club*	155,000	$6,468,150
BorgWarner*	125,100	7,019,361
Brinker International	186,200	3,452,148
Gentex	328,500	6,563,430
Lear*	85,700	7,575,880
PetSmart	91,700	3,432,331
Signet Jewelers*	197,645	6,953,151
Tupperware Brands	140,900	6,313,729
Universal Technical Institute	34,428	666,182

		48,444,362

CONSUMER STAPLES — 4.3%
Dr. Pepper Snapple Group	81,500	2,978,825
JM Smucker	104,800	6,736,544
Molson Coors Brewing, Cl B	106,100	5,011,103

		14,726,472

ENERGY — 6.8%
Cabot Oil & Gas	223,131	6,466,336
Chesapeake Midstream Partners LP (A)*	122,691	3,286,892
Plains Exploration & Production (A)*	239,300	6,669,291
Rowan*	207,800	6,836,620

		23,259,139

FINANCIAL SERVICES — 21.2%
Aspen Insurance Holdings	233,600	6,627,232
Axis Capital Holdings	194,100	6,601,341
Commerce Bancshares	180,235	6,639,858
East West Bancorp	399,100	7,036,133
Eaton Vance	220,100	6,332,277
First Financial Bancorp	180,700	3,042,988
First Niagara Financial Group	276,600	3,277,710
HCC Insurance Holdings	207,800	5,502,544
Hudson City Bancorp	554,100	6,455,265
Lazard, Cl A (A)	181,800	6,708,420
Nara Bancorp*	193,610	1,517,902
Safety Insurance Group	81,100	3,767,906
SVB Financial Group*	73,736	3,195,718
Transatlantic Holdings	62,700	3,298,020
Willis Group Holdings	97,179	3,090,292

		73,093,606

HEALTH CARE — 10.3%
Beckman Coulter	134,736	7,173,345
CareFusion*	249,340	6,019,067
DENTSPLY International	209,000	6,560,510
Laboratory Corp of America Holdings*	83,700	6,806,484
Natus Medical*	130,662	1,711,672
Universal Health Services, Cl B	177,700	7,333,679

		35,604,757

MATERIALS & PROCESSING — 11.2%
Airgas	44,900	3,184,757
Albemarle	137,900	6,912,927
Aptargroup	146,600	6,579,408
Cabot Microelectronics*	61,292	2,367,710
Cliffs Natural Resources	50,100	3,266,520
Eastman Chemical	82,800	6,505,596
Packaging Corp of America	117,200	2,863,196
Temple-Inland	169,400	3,509,968
Timken	87,866	3,639,410

		38,829,492

PRODUCER DURABLES — 9.4%
AGCO*	154,400	6,557,368
Alexander & Baldwin	78,451	2,701,068
Alliant Techsystems*	42,600	3,247,824
Gardner Denver	115,267	6,664,738
Navistar International*	141,900	6,836,742
URS*	161,146	6,273,414

		32,281,154

REAL ESTATE INVESTMENT TRUSTS — 1.9%
Equity Lifestyle Properties	57,200	3,255,824
Healthcare Realty Trust	129,000	3,114,060

		6,369,884

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMIDCAP FUND
OCTOBER 31, 2010

	Shares	Value
COMMON STOCK — continued
TECHNOLOGY — 10.7%
Altera	124,100	$3,873,161
Amphenol, Cl A	69,800	3,499,074
CACI International, Cl A*	100,373	5,030,695
CommScope*	110,141	3,487,064
McAfee*	32,700	1,546,710
Quest Software*	255,601	6,689,078
STEC*	375,500	5,857,800
Western Digital*	207,200	6,634,544

		36,618,126

UTILITIES — 4.5%
DPL	232,500	6,068,250
DTE Energy	63,800	2,983,288
Wisconsin Energy	109,400	6,513,676

		15,565,214

Total Common Stock (Cost $274,208,189)		324,792,206

SHORT-TERM INVESTMENT — 4.9%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.050% (B) (Cost$16,851,829)	16,851,829	16,851,829

Total Investments — 99.4% (Cost $291,060,018)		$341,644,035

     Percentages are based on Net Assets of $343,751,399.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnership. At October 31, 2010, these securities amounted to $16,664,603 or 4.85% of net assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2010.
Cl — Class
LP — Limited Partnership
As of October 31, 2010, all of the Fund’s investments are Level 1.
For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMALLCAP VALUE FUND
OCTOBER 31, 2010
Sector Weightings (unaudited)†:
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCK — 94.4%
CONSUMER DISCRETIONARY — 16.4%
BJ’s Wholesale Club*	7,100	$296,283
Brinker International	16,500	305,910
Finish Line, Cl A	21,300	325,890
Jo-Ann Stores*	13,706	592,785
John Wiley & Sons, Cl A	6,800	293,488
Papa John’s International*	12,200	315,126
Rent-A-Center	13,600	341,904
True Religion Apparel*	28,000	572,600
Vail Resorts*	16,400	665,184
Warnaco Group*	12,500	663,875
Wolverine World Wide	21,300	620,256

		4,993,301

CONSUMER STAPLES — 2.1%
Spartan Stores	43,300	647,335

ENERGY — 7.9%
Approach Resources*	12,800	197,760
Atlas Energy*	21,200	617,344
Complete Production Services*	12,800	299,904
Georesources*	39,100	672,520
Rex Energy*	49,700	612,304

		2,399,832

FINANCIAL SERVICES — 17.6%
Bancfirst	7,300	300,030
Calamos Asset Management, Cl A	55,700	667,843
Chemical Financial	12,050	244,374
East West Bancorp	24,400	430,172
First Citizens BancShares, Cl A	1,500	280,170
First Financial Bancorp	17,700	298,068
Firstmerit	32,200	553,196
Infinity Property & Casualty	6,549	338,911
Knight Capital Group, Cl A*	41,000	534,230
Suffolk Bancorp	4,800	124,320
SVB Financial Group*	7,500	325,050
Texas Capital Bancshares*	36,300	658,845
UMB Financial	16,800	622,608

		5,377,817

HEALTH CARE — 4.1%
Cryolife*	99,000	638,550
Healthsouth*	33,700	609,633

		1,248,183

MATERIALS & PROCESSING — 6.2%
AAON	12,700	311,785
Kaydon	17,100	596,277
Lennox International	7,300	299,373
Sensient Technologies	21,300	688,203

		1,895,638

PRODUCER DURABLES — 18.8%
AO Smith	10,700	599,521
Astec Industries*	21,200	624,764
Genesee & Wyoming, Cl A*	14,700	679,581
Landstar System	16,400	616,968
Layne Christensen*	23,300	651,002
Moog, Cl A*	17,000	639,200
Rollins	25,910	674,955
Saia*	20,300	293,944
Teledyne Technologies*	7,700	320,089
Wabtec	13,200	618,288

		5,718,312

REAL ESTATE INVESTMENT TRUSTS — 4.2%
Equity Lifestyle Properties	11,200	637,504
Healthcare Realty Trust	26,200	632,468

		1,269,972

TECHNOLOGY — 10.6%
Benchmark Electronics*	18,700	307,241
Mantech International, Cl A*	15,800	619,518
MKS Instruments*	33,700	695,905
Quest Software*	24,500	641,165
STEC*	22,800	355,680
SYNNEX*	21,908	636,208

		3,255,717

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG SMALLCAP VALUE FUND
OCTOBER 31, 2010

	Shares	Value
COMMON STOCK — continued
UTILITIES — 6.5%
Avista	28,500	$622,440
Cleco	21,700	678,559
Portland General Electric	32,400	677,160

		1,978,159

Total Common Stock (Cost $25,782,527)		28,784,266

SHORT-TERM INVESTMENT — 4.3%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.050% (A) (Cost $1,295,909)	1,295,909	1,295,909

Total Investments — 98.7% (Cost $27,078,436)		$30,080,175

     Percentages are based upon Net Assets of $30,489,821.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2010.
Cl — Class
As of October 31, 2010, all of the Fund’s investments are Level 1.
For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG INCOME OPPORTUNITY FUND
OCTOBER 31, 2010
Sector Weightings (unaudited)†:
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCK — 46.5%
CONSUMER DISCRETIONARY — 3.5%
Gap	127,300	$2,419,973
Time Warner Cable	41,600	2,407,392
Wal-Mart Stores	47,100	2,551,407

		7,378,772

CONSUMER STAPLES — 4.8%
General Mills	137,198	5,150,413
Philip Morris International	43,700	2,556,450
Sysco	82,100	2,418,666

		10,125,529

ENERGY — 11.5%
Boardwalk Pipeline Partners LP (A)	72,701	2,367,144
Chesapeake Midstream Partners LP (A)	95,000	2,545,050
Chevron	28,900	2,387,429
Energy Transfer Equity LP (A)	63,955	2,501,920
Enterprise Products Partners LP (A)	60,441	2,589,897
Exxon Mobil	76,100	5,058,367
Inergy LP (A)	65,397	2,567,486
Plains All American Pipeline LP (A)	30,300	1,911,930
Williams Partners LP (A)	44,540	1,964,214

		23,893,437

FINANCIAL SERVICES — 1.2%
Travelers	45,000	2,484,000

HEALTH CARE — 3.7%
Bristol-Myers Squibb	93,900	2,525,910
Johnson & Johnson	82,000	5,220,940

		7,746,850

MATERIALS & PROCESSING — 2.4%
EI Du Pont de Nemours	106,900	5,054,232

PRODUCER DURABLES — 4.9%
Boeing	35,700	2,521,848
Hubbell	47,900	2,587,558
Raytheon	109,100	5,027,328

		10,136,734

REAL ESTATE INVESTMENT TRUSTS — 2.4%
Healthcare Realty Trust	103,200	2,491,248
Rayonier	49,900	2,604,780

		5,096,028

TECHNOLOGY — 1.3%
Microchip Technology	83,000	2,670,940

UTILITIES — 10.8%
American Electric Power	69,000	2,583,360
AT&T	89,900	2,562,150
Nextera Energy	42,900	2,361,216
PG&E	105,300	5,035,446
Southern	133,500	5,055,645
Vodafone Group ADR	90,600	2,492,406
Xcel Energy	107,200	2,557,792

		22,648,015

Total Common Stock (Cost $83,229,404)		97,234,537

PREFERRED STOCK — 12.9%
CONSUMER DISCRETIONARY — 2.5%
Comcast, Ser B, 7.000%	198,458	5,110,293

FINANCIAL SERVICES — 5.3%
Bank of America, Ser D, 6.204%	120,082	2,629,796
Citigroup, 7.500%	36,850	4,552,449
Hartford Financial Services Group, Ser F, 7.250%	97,200	2,386,260
JPMorgan Chase Capital XXVIII, 7.200%	58,200	1,558,014

		11,126,519

REAL ESTATE INVESTMENT TRUSTS — 2.4%
Public Storage, Ser M, 6.625%	202,500	5,084,775

UTILITIES — 2.7%
Dominion Resources, Ser A, 8.375%	104,800	3,039,200
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG INCOME OPPORTUNITY FUND
PREFERRED STOCK — continued	OCTOBER 31, 2010

	Shares/
	Face Amount	Value
UTILITIES — continued
FPL Group Capital, Ser E, 7.450%	95,016	$2,548,329

		5,587,529

Total Preferred Stock (Cost $25,165,505)		26,909,116

CORPORATE OBLIGATIONS — 12.0%
CONSUMER STAPLES — 0.6%
Philip Morris International 6.875%, 03/17/14	$1,100,000	1,298,791

ENERGY — 2.2%
Anadarko Petroleum 5.950%, 09/15/16	1,750,000	1,913,888
BHP Billiton Finance USA 5.500%, 04/01/14	1,250,000	1,415,551
Marathon Oil 5.900%, 03/15/18	1,000,000	1,164,362

		4,493,801

FINANCIAL SERVICES — 4.0%
Bank of America 5.650%, 05/01/18	1,550,000	1,631,350
Barclays Bank 5.000%, 09/22/16	1,750,000	1,945,390
Citigroup 6.375%, 08/12/14	1,200,000	1,346,884
JPMorgan Chase 6.300%, 04/23/19	1,500,000	1,750,525
Travelers 6.250%, 03/15/37(B)	1,550,000	1,612,000

		8,286,149

PRODUCER DURABLES — 1.7%
Boeing 6.000%, 03/15/19	1,000,000	1,199,186
CSX 6.250%, 04/01/15	2,000,000	2,352,504

		3,551,690

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Vornado Realty 4.250%, 04/01/15	1,500,000	1,555,255

TECHNOLOGY — 2.2%
Arrow Electronics 6.000%, 04/01/20	1,375,000	1,476,082
Koninklijke Philips Electronics 4.625%, 03/11/13	1,200,000	1,300,917
Oracle 4.950%, 04/15/13	1,700,000	1,873,475

		4,650,474

UTILITIES — 0.6%
AT&T 6.700%, 11/15/13	1,100,000	1,275,999

Total Corporate Obligations (Cost $22,469,764)		25,112,159

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.2%
FHLMC
5.500%, 07/18/16	2,250,000	2,721,778
3.750%, 03/27/19	1,500,000	1,640,605
2.125%, 03/23/12	2,700,000	2,766,304

		7,128,687

FNMA
5.375%, 06/12/17	2,750,000	3,317,850
4.375%, 09/15/12	4,250,000	4,596,807
3.375%, 05/19/11	2,000,000	2,035,162

		9,949,819

Total U.S. Government Agency Obligations (Cost $16,039,941)		17,078,506

U.S. TREASURY OBLIGATIONS — 7.7%
U.S. Treasury Bond 3.375%, 11/15/19	1,750,000	1,878,378

U.S. Treasury Inflationary Protection Securities
2.500%, 07/15/16	1,750,000	2,177,750
2.125%, 01/15/19	2,400,000	2,798,797
1.375%, 07/15/18	2,300,000	2,538,425
1.250%, 04/15/14	1,500,000	1,642,840

		9,157,812

U.S. Treasury Notes
3.375%, 11/30/12	1,500,000	1,595,274
3.250%, 05/31/16	2,250,000	2,473,594
0.750%, 08/15/13	1,000,000	1,008,125

		5,076,993

Total U.S. Treasury Obligations (Cost $14,666,584)		16,113,183

SHORT-TERM INVESTMENT — 11.7%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.050% (C) (Cost $24,498,256)	24,498,256	24,498,256

Total Investments — 99.0% (Cost $186,069,454)		$206,945,757

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG INCOME OPPORTUNITY FUND
OCTOBER 31, 2010
     Percentages are based upon Net Assets of $208,998,131.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnership. At October 31, 2010, these securities amounted to $16,447,641 or 7.87% of Net Assets.

(B)	Floating rate security — Rate reported is the rate in effect on October 31, 2010.

(C)	The rate reported is the 7-day effective yield as of October 31, 2010.
ADR — American Depositary Receipt
Cl — Class
FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association
LP — Limited Partnership

Ser — Series
The following is a summary of the inputs used as of October 31, 2010 when valuing the Fund’s investments.

Investments in
Securities	Level 1	Level 2	Level 3	Total
Common Stock	$97,234,537	$—	$—	$97,234,537
Preferred Stock	26,909,116	—	—	26,909,116
U.S. Government Agency Obligations	—	17,078,506	—	17,078,506
Corporate Obligations	—	25,112,159	—	25,112,159
U.S. Treasury Obligations	—	16,113,183	—	16,113,183
Short-Term Investment	24,498,256	—	—	24,498,256

Total Investments in Securities	$148,641,909	$58,303,848	$—	$206,945,757

For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG BALANCED FUND
OCTOBER 31, 2010
Sector Weightings (unaudited)†:
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCK — 58.4%
CONSUMER DISCRETIONARY — 6.3%
Comcast, Cl A	6,300	$129,654
DIRECTV, Cl A*	2,900	126,034
eBay *	2,200	65,582
Gap	6,100	115,961
TJX	1,300	59,657
Walt Disney	3,400	122,774

		619,662

CONSUMER STAPLES — 2.9%
CVS/Caremark	3,800	114,456
Philip Morris International	2,100	122,850
Sysco	1,800	53,028

		290,334

ENERGY — 8.3%
Anadarko Petroleum	2,100	129,297
Apache	1,100	111,122
Chevron	2,100	173,481
EQT	3,300	123,552
Exxon Mobil	1,800	119,646
National Oilwell Varco	1,100	59,136
Occidental Petroleum	1,400	110,082

		826,316

FINANCIAL SERVICES — 12.2%
ACE	2,000	118,840
AFLAC	2,200	122,958
Ameriprise Financial	2,600	134,394
Bank of America	10,100	115,544
Franklin Resources	1,200	137,640
JPMorgan Chase	4,200	158,046
MetLife	2,900	116,957
Travelers	2,200	121,440
Wells Fargo	7,000	182,560

		1,208,379

HEALTH CARE — 7.6%
Abbott Laboratories	2,200	112,904
Bristol-Myers Squibb	2,100	56,490
Covidien	2,800	111,636
Johnson & Johnson	2,900	184,643
Merck	1,500	54,420
Pfizer	10,000	174,000
Teva Pharmaceutical Industries ADR	1,200	62,280

		756,373

MATERIALS & PROCESSING — 1.8%
EI Du Pont de Nemours	2,700	127,656
Nucor	1,400	53,508

		181,164

PRODUCER DURABLES — 6.2%
Boeing	1,800	127,152
Caterpillar	800	62,880
Deere	800	61,440
Honeywell International	2,600	122,486
ITT	1,100	51,909
Raytheon	1,200	55,296
Union Pacific	1,500	131,520

		612,683

TECHNOLOGY — 7.9%
Cisco Systems*	5,100	116,433
Corning	3,400	62,152
EMC*	5,500	115,555
Intel	3,100	62,217
International Business Machines	800	114,880
Microsoft	4,500	119,880
Motorola*	6,900	56,235
Oracle	2,400	70,560
Xerox	5,800	67,860

		785,772

UTILITIES — 5.2%
American Electric Power	3,100	116,064
AT&T	5,900	168,150
Dominion Resources	2,700	117,342
Sempra Energy	2,100	112,308

		513,864

Total Common Stock (Cost $4,877,139)		5,794,547

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG BALANCED FUND
OCTOBER 31, 2010

	Face Amount/
	Shares	Value
CORPORATE OBLIGATIONS — 13.0%
ENERGY — 4.4%
Apache 5.250%, 04/15/13	$75,000	$82,217
BHP Billiton Finance USA 5.500%, 04/01/14	75,000	84,933
General Electric 5.000%, 02/01/13	75,000	81,398
Marathon Oil 5.900%, 03/15/18	75,000	87,327
XTO Energy 6.500%, 12/15/18	75,000	95,145

		431,020

FINANCIAL SERVICES — 3.3%
Ace INA Holdings 5.600%, 05/15/15	50,000	56,966
Barclays Bank 5.000%, 09/22/16	50,000	55,583
Berkshire Hathaway 5.125%, 09/15/12	75,000	81,238
Citigroup 5.500%, 10/15/14	75,000	82,012
JPMorgan Chase 6.300%, 04/23/19	50,000	58,351

		334,150

PRODUCER DURABLES — 0.9%
Burlington Northern Santa Fe 5.650%, 05/01/17	75,000	86,521

REAL ESTATE INVESTMENT TRUSTS — 0.5%
Vornado Realty 4.250%, 04/01/15	50,000	51,842

TECHNOLOGY — 2.8%
Koninklijke Philips Electronics 4.625%, 03/11/13	75,000	81,307
Oracle 4.950%, 04/15/13	100,000	110,204
Vodafone Group 4.150%, 06/10/14	75,000	81,170

		272,681

UTILITIES — 1.1%
AT&T 6.700%, 11/15/13	50,000	58,000
Southern 4.150%, 05/15/14	50,000	54,216

		112,216

Total Corporate Obligations (Cost $1,170,377)		1,288,430

U.S. TREASURY OBLIGATIONS — 12.6%
U.S. Treasury Bill 0.427%, 04/07/11(A)	100,000	99,935

U.S. Treasury Bond 3.375%, 11/15/19	100,000	107,336

U.S. Treasury Inflationary Protection Securities
2.500%, 07/15/16	75,000	93,332
2.125%, 01/15/19	75,000	87,462
1.375%, 07/15/18	100,000	110,366
1.250%, 04/15/14	50,000	54,761

		345,921

U.S. Treasury Notes
5.125%, 05/15/16	105,000	126,074
4.000%, 02/15/15	110,000	124,077
3.625%, 08/15/19	100,000	109,688
3.375%, 11/30/12	125,000	132,939
0.750%, 08/15/13	100,000	100,813
0.625%, 07/31/12	100,000	100,512

		694,103

Total U.S. Treasury Obligations (Cost $1,146,322)		1,247,295

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.0%
FHLMC
5.125%, 07/15/12	100,000	108,006
4.750%, 12/08/10	80,000	80,381
3.750%, 03/27/19	100,000	109,373
2.125%, 03/23/12	100,000	102,456

		400,216

FNMA
5.375%, 06/12/17	200,000	225,914
5.000%, 04/15/15	60,000	69,939
4.375%, 03/15/13	225,000	243,675
3.375%, 05/19/11	150,000	152,637

		692,165

Total U.S. Government Agency Obligations (Cost $1,030,112)		1,092,381

SHORT-TERM INVESTMENT — 4.6%
SEI Daily Income Trust Government Money Market Fund, Cl A, 0.050% (B) (Cost $452,244)	452,244	452,244

Total Investments — 99.6% (Cost $8,676,194)		$9,874,897

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG BALANCED FUND
OCTOBER 31, 2010
     Percentages are based upon Net Assets of $9,918,262.

*	Non-income producing security.

(A)	The rate reported is the effective yield at time of purchase.

(B)	The rate reported is the 7-day effective yield as of October 31, 2010.
ADR — American Depositary Receipt
Cl — Class
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
The following is a summary of the inputs used as of October 31, 2010 when valuing the Fund’s investments:

Investments in
Securities	Level 1	Level 2	Level 3	Total
Common Stock	$5,794,547	$—	$—	$5,794,547
Corporate Obligations	—	1,288,430	—	1,288,430
U.S. Treasury Obligations	—	1,247,295	—	1,247,295
U.S. Government Agency Obligations	—	1,092,381	—	1,092,381
Short-Term Investment	452,244	—	—	452,244

Total Investments in Securities	$6,246,791	$3,628,106	$—	$9,874,897

For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities.
For more information on valuation inputs, see Note 2 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
OCTOBER 31, 2010
STATEMENTS OF ASSETS AND LIABILITIES

				WHG
	WHG	WHG	WHG	Income	WHG
	LargeCap	SMidCap	SmallCap	Opportunity	Balanced
	Value Fund	Fund	Value Fund	Fund	Fund
Assets:
Investments, at Value (Cost $189,646,711, $291,060,018, $27,078,436, $186,069,454 and $8,676,194, respectively)	$219,857,605	$341,644,035	$30,080,175	$206,945,757	$9,874,897
Cash	8,170	—	—	—	210
Receivable for Investment Securities Sold	290,530	3,388,977	428,539	—	16,102
Dividends and Interest Receivable	256,946	93,167	5,611	777,439	41,170
Receivable for Capital Shares Sold	43,006	407,943	26,395	1,492,733	516
Reclaims Receivable	4,196	—	—	—	162
Receivable due from Investment Adviser	—	—	3,606	6,279	8,854
Prepaid Expenses	22,930	20,617	4,804	24,938	11,775

Total Assets	220,483,383	345,554,739	30,549,130	209,247,146	9,953,686

Liabilities:
Payable for Investment Securities Purchased	—	1,367,254	—	—	—
Payable for Capital Shares Redeemed	526,616	102,955	707	59,788	—
Payable due to Investment Adviser	149,027	210,854	21,907	128,088	6,281
Payable due to Administrator	12,378	18,876	1,730	11,467	562
Payable due to Trustees	2,975	4,315	404	2,567	137
Chief Compliance Officer Fees Payable	1,959	2,842	266	1,690	90
Payable for Distribution Fees—Class A	1,074	—	—	1,209	—
Other Accrued Expenses	53,260	96,244	34,295	44,206	28,354

Total Liabilities	747,289	1,803,340	59,309	249,015	35,424

Net Assets	$219,736,094	$343,751,399	$30,489,821	$208,998,131	$9,918,262

NET ASSETS CONSIST OF:
Paid-in Capital	$204,545,009	$291,138,723	$31,022,094	$198,052,478	$10,373,007
Undistributed (Distributions in Excess of) Net Investment Income	1,476,859	959,132	—	(122,430)	9,650
Accumulated Net Realized Gain (Loss) on Investments	(16,496,668)	1,069,527	(3,534,012)	(9,808,220)	(1,663,098)
Net Unrealized Appreciation on Investments	30,210,894	50,584,017	3,001,739	20,876,303	1,198,703

Net Assets	$219,736,094	$343,751,399	$30,489,821	$208,998,131	$9,918,262

Institutional Shares
Net Assets	$214,415,661	$343,751,399	$30,489,821	$202,141,680	$9,918,262
Outstanding Shares of Beneficial Interest (unlimited authorization—no par value)	22,101,613	24,728,264	3,562,085	18,250,308	994,730

Net Asset Value, Offering and Redemption Price per Share	$9.70	$13.90	$8.56	$11.08	$9.97

Class A Shares
Net Assets	$5,320,433	N/A	N/A	$6,856,451	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization—no par value)	549,960	N/A	N/A	619,231	N/A

Net Asset Value, Offering and Redemption Price per Share	$9.67	N/A	N/A	$11.07	N/A

Maximum Offering Price per Share	$10.18	N/A	N/A	$11.65	N/A

	$(9.67÷95.00)%	N/A	N/A	$(11.07÷95.00)%	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2010
STATEMENTS OF OPERATIONS

				WHG
	WHG	WHG	WHG	Income	WHG
	LargeCap	SMidCap	SmallCap	Opportunity	Balanced
	Value Fund	Fund	Value Fund	Fund	Fund
Investment Income
Dividends	$4,100,005	$3,605,497	$270,207	$4,193,699	$116,324
Interest	—	—	—	2,265,733	128,695
Less: Foreign Taxes Withheld	(2,653)	—	—	—	(9)

Total Investment Income	4,097,352	3,605,497	270,207	6,459,432	245,010

Expenses
Investment Advisory Fees	1,507,024	1,861,710	236,601	1,203,288	71,695
Administration Fees	166,112	201,060	22,974	131,905	7,948
Distribution Fees—Class A	19,403	N/A	N/A	3,221	N/A
Trustees’ Fees	13,170	15,924	1,825	10,422	631
Chief Compliance Officer Fees	6,938	8,355	976	5,489	354
Transfer Agent Fees	111,098	63,477	30,681	77,031	27,908
Registration and Filing Fees	49,292	29,832	11,141	31,948	19,062
Professional Fees	45,078	52,541	22,699	42,503	20,803
Printing Fees	24,739	27,581	5,314	18,233	2,882
Custodian Fees	12,051	14,711	2,864	7,410	3,270
Shareholder Servicing Fees	—	157,066	35,327	—	N/A
Other Expenses	12,299	13,921	4,390	12,387	19,671

Total Expenses	1,967,204	2,446,178	374,792	1,543,837	174,224

Less:
Waiver of Investment Advisory Fees	—	—	(26,851)	(96,661)	(71,695)
Reimbursement from Investment Advisor	—	—	—	—	(16,489)
Advisory Waiver Recapture	63,437	—	—	—	—
Fees Paid Indirectly	(364)	(36)	(11)	(21)	(6)

Net Expenses	2,030,277	2,446,142	347,930	1,447,155	86,034

Net Investment Income (Loss)	2,067,075	1,159,355	(77,723)	5,012,277	158,976

Net Realized Gain on Investments	3,729,189	17,529,275	2,948,332	5,897,057	245,313
Net Change in Unrealized Appreciation on Investments	17,014,236	32,733,609	1,793,526	15,561,753	557,242

Net Realized and Unrealized Gain on Investments	20,743,425	50,262,884	4,741,858	21,458,810	802,555

Net Increase in Net Assets Resulting from Operations	$22,810,500	$51,422,239	$4,664,135	$26,471,087	$961,531

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	WHG LargeCap Value Fund		WHG SMidCap Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2010	2009
Operations:
Net Investment Income (Loss)	$2,067,075	$1,314,360	$1,159,355	$960,450
Net Realized Gain (Loss) on Investments	3,729,189	(14,993,975)	17,529,275	(11,124,396)
Net Change in Unrealized Appreciation on Investments	17,014,236	21,223,633	32,733,609	39,165,239

Net Increase in Net Assets Resulting from Operations	22,810,500	7,544,018	51,422,239	29,001,293

Dividends and Distributions:
Net Investment Income:
Institutional	(1,624,098)	(718,564)	(745,696)	(502,542)
Class A	(71,322)	(5,127)	—	—
Return of Capital, Institutional Class	—	—	—	—

Total Dividends and Distributions	(1,695,420)	(723,691)	(745,696)	(502,542)

Capital Share Transactions:
Institutional:
Issued	56,981,829	92,450,418	187,499,973	92,406,848
Fund Merger (see Note 10)	51,998,192	—	—	—
Reinvestment of Dividends	1,160,446	591,885	672,356	479,961
Redeemed	(42,135,347)	(26,672,225)	(63,797,805)	(30,160,531)

Increase (Decrease) in Institutional Capital Share Transactions	68,005,120	66,370,078	124,374,524	62,726,278

Class A:
Issued	3,626,005	5,501,318	N/A	N/A
Reinvestment of Dividends	71,322	5,127	N/A	N/A
Redeemed	(4,265,839)	(1,691,569)	N/A	N/A

Increase (Decrease) in Class A Capital Share Transactions	(568,512)	3,814,876	N/A	N/A

Net Increase in Net Assets from Capital Share Transactions	67,436,608	70,184,954	124,374,524	62,726,278

Total Increase in Net Assets	88,551,688	77,005,281	175,051,067	91,225,029

Net Assets:
Beginning of Period	$131,184,406	$54,179,125	$168,700,332	$77,475,303

End of Period	$219,736,094	$131,184,406	$343,751,399	$168,700,332

Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$1,476,859	$1,105,204	$959,132	$443,265

Shares Issued and Redeemed:
Institutional:
Issued	6,226,269	11,834,156	14,808,538	9,886,635
Fund Merger (see Note 10)	5,727,747	—	—	—
Reinvestment of Dividends	124,779	73,618	54,886	54,106
Redeemed	(4,550,147)	(3,456,963)	(5,095,146)	(3,212,519)

Total Institutional Transactions	7,528,648	8,450,811	9,768,278	6,728,222

Class A:
Issued	395,087	741,174	N/A	N/A
Reinvestment of Dividends	7,677	637	N/A	N/A
Redeemed	(461,001)	(210,687)	N/A	N/A

Total Class A Transactions	(58,237)	531,124	N/A	N/A

Net Increase (Decrease) in Shares Outstanding from Share Transactions	7,470,411	8,981,935	9,768,278	6,728,222

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

WHG SmallCap Value Fund		WHG Income Opportunity Fund		WHG Balanced Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2010	2009	2010	2009	2010	2009

$(77,723)	$14,393	$5,012,277	$3,210,588	$158,976	$170,842
2,948,332	(2,886,305)	5,897,057	(14,467,707)	245,313	(1,387,025)
1,793,526	3,740,196	15,561,753	18,461,118	557,242	1,560,883

4,664,135	868,284	26,471,087	7,203,999	961,531	344,700

—	(63,074)	(5,518,584)	(2,858,620)	(160,576)	(180,432)
—	—	(53,940)	(13,546)	—	—
(5,154)	(4,677)	—	—	—	—

(5,154)	(67,751)	(5,572,524)	(2,872,166)	(160,576)	(180,432)

9,934,856	7,538,535	83,277,741	85,133,343	643,731	1,915,217
—	—	—	—	—	—
5,048	65,463	4,880,431	2,836,165	153,274	171,994
(4,470,419)	(5,328,916)	(31,553,109)	(81,187,465)	(930,586)	(1,672,779)

5,469,485	2,275,082	56,605,063	6,782,043	(133,581)	414,432

N/A	N/A	6,046,899	61,104	N/A	N/A
N/A	N/A	53,763	13,544	N/A	N/A
N/A	N/A	(4,249)	(36,180)	N/A	N/A

N/A	N/A	6,096,413	38,468	N/A	N/A

5,469,485	2,275,082	62,701,476	6,820,511	(133,581)	414,432

10,128,466	3,075,615	83,600,039	11,152,344	667,374	578,700

$20,361,355	$17,285,740	$125,398,092	$114,245,748	$9,250,888	$8,672,188

$30,489,821	$20,361,355	$208,998,131	$125,398,092	$9,918,262	$9,250,888

$—	$—	$(122,430)	$837,033	$9,650	$11,250

1,260,305	1,233,618	7,996,625	9,211,126	66,706	222,555
—	—	—	—	—	—
641	10,375	473,177	304,568	15,978	19,925
(561,639)	(849,268)	(3,057,247)	(8,883,484)	(97,026)	(195,490)

699,307	394,725	5,412,555	632,210	(14,342)	46,990

N/A	N/A	558,800	6,587	N/A	N/A
N/A	N/A	5,048	1,459	N/A	N/A
N/A	N/A	(393)	(3,959)	N/A	N/A

N/A	N/A	563,455	4,087	N/A	N/A

699,307	394,725	5,976,010	636,297	(14,342)	46,990

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

														Ratio of
			Net											Expenses to	Ratio of
			Realized											Average	Net
			and											Net Assets	Investment
	Net Asset	Net	Unrealized	Total	Dividends	Distributions						Ratio of		(Excluding	Income
	Value	Investment	Gains	from	from Net	from Net	Return	Total	Net Asset		Net Assets,	Expenses to		Waivers &	(Loss) to		Portfolio
	Beginning	Income	(Losses) on	Investment	Investment	Realized	of	Dividends &	Value, End	Total	End of	Average		Recovered	Average		Turnover
	of Period	(Loss)^^	Investments	Operations	Income	Gains	Capital	Distributions	of Period	Return‡	Period (000)	Net Assets		Fees)	Net Assets		Rate

WHG LargeCap Value Fund
Institutional (commenced operations on June 28, 2006)
2010	$8.64	$0.10	$1.04	$1.14	$(0.08)	$—	$—	$(0.08)	$9.70	13.24%	$214,416	1.00	%^	0.97%	1.04%		57%
2009	8.74	0.11	(0.12)	(0.01)	(0.09)	—	—	(0.09)	8.64	(0.04)	125,933	1.00		1.14	1.43		89
2008	12.98	0.15	(4.08)	(3.93)	(0.09)	(0.22)	—	(0.31)	8.74	(30.94)	53,506	1.00		1.41	1.42		70
2007	10.72	0.12	2.18	2.30	(0.04)	—	—	(0.04)	12.98	21.54	23,841	1.00		1.82	1.04		50
2006	10.00	0.04	0.68	0.72	—	—	—	—	10.72	7.20	8,780	1.00	*	3.39 *	1.04	*	13	**
Class A (commenced operations on December 31, 2007)
2010	$8.63	$0.07	$1.05	$1.12	$(0.08)	$—	$—	$(0.08)	$9.67	12.99%	$5,320	1.25	%^	1.22%	0.73%		57%
2009	8.73	0.08	(0.11)	(0.03)	(0.07)	—	—	(0.07)	8.63	(0.25)	5,251	1.25		1.35	0.95		89
2008	12.10	0.10	(3.47)	(3.37)	—	—	—	—	8.73	(27.85)	673	1.25	*	1.65 *	1.14	*	70	(1)

WHG SMidCap Fund
Institutional (commenced operations on December 19, 2005)
2010	$11.28	$0.06	$2.61	$2.67	$(0.05)	$—	$—	$(0.05)	$13.90	23.72%	$343,751	0.99%		0.99%	0.47%		48%
2009	9.41	0.08	1.85	1.93	(0.06)	—	—	(0.06)	11.28	20.65	168,700	1.24	^	1.24	0.81		54
2008	13.84	0.11	(4.03)	(3.92)	(0.17)	(0.34)	—	(0.51)	9.41	(29.25)	77,475	1.25	^	1.25	0.87		81
2007	11.47	0.26	2.28	2.54	(0.09)	(0.08)	—	(0.17)	13.84	22.43	66,915	1.25		1.37	1.96		63
2006	10.00	0.06	1.41	1.47	—	—	—	—	11.47	14.70	10,562	1.25	*	3.20 *	0.66	*	42	**

WHG SmallCap Value Fund
Institutional (commenced operations on April 2, 2007)
2010	$7.11	$(0.02)	$1.47	$1.45	$—	$—	$— (2)	$—	$8.56	20.42%	$30,490	1.25%		1.35%	(0.28)%		67%
2009	7.00	0.01	0.13	0.14	(0.03)	—	— (2)	(0.03)	7.11	1.99	20,361	1.25		1.63	0.08		82
2008	10.33	0.07	(3.35)	(3.28)	(0.05)	—	—	(0.05)	7.00	(31.86)	17,286	1.25		1.88	0.79		93
2007	10.00	0.04	0.29	0.33	—	—	—	—	10.33	3.30	11,787	1.25	*	2.94 *	0.72	*	25	**

WHG Income Opportunity Fund
Institutional (commenced operations on December 19, 2005)
2010	$9.73	$0.32	$1.39	$1.71	$(0.36)	$—	$—	$(0.36)	$11.08	17.89%	$202,142	0.90%		0.96%	3.18%		34%
2009	9.32	0.30	0.38	0.68	(0.27)	—	—	(0.27)	9.73	7.50	124,856	1.00		1.11	3.22		91
2008	10.61	0.36	(1.13)	(0.77)	(0.32)	(0.20)	—	(0.52)	9.32	(7.50)	113,764	1.00		1.24	3.57		99
2007	10.45	0.59	0.14 (3)	0.73	(0.57)	— (2)	—	(0.57)	10.61	7.00	124,430	1.00		1.41	5.45		62
2006	10.00	0.43	0.39	0.82	(0.37)	—	—	(0.37)	10.45	8.42	72,773	1.00	*	1.73 *	4.89	*	45	**
Class A (commenced operations on December 31, 2007)
2010	$9.73	$0.27	$1.41	$1.68	$(0.34)	$—	$—	$(0.34)	$11.07	17.55%	$6,856	1.15%		1.20%	2.59%		34%
2009	9.32	0.27	0.39	0.66	(0.25)	—	—	(0.25)	9.73	7.23	543	1.25		1.38	2.88		91
2008	9.99	0.25	(0.71)	(0.46)	(0.21)	—	—	(0.21)	9.32	(4.69)	482	1.25	*	1.47 *	3.04	*	99	(1)

WHG Balanced Fund
Institutional (commenced operations on September 8, 2006)
2010	$9.17	$0.16	$0.80	$0.96	$(0.16)	$—	$—	$(0.16)	$9.97	10.57%	$9,918	0.90%		1.82%	1.66%		39%
2009	9.01	0.17	0.17	0.34	(0.18)	—	—	(0.18)	9.17	3.93	9,251	1.00		1.94	1.98		90
2008	11.61	0.23	(2.44)	(2.21)	(0.23)	(0.16)	—	(0.39)	9.01	(19.61)	8,672	1.00		1.97	2.18		57
2007	10.36	0.24	1.24	1.48	(0.23)	—	—	(0.23)	11.61	14.40	9,700	1.00		2.42	2.23		31
2006	10.00	0.03	0.33	0.36	—	—	—	—	10.36	3.60	4,667	1.00	*	7.52 *	2.30	*	2	**

Amounts designated as “—” are $0.

^	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

^^	Calculation performed using average shares for the period.

‡	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Annualized.

**	Not annualized.

(1)	Portfolio turnover rate is for the Fund for the year ended October 31, 2008.

(2)	Amount less than $0.01 per share.

(3)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
NOTES TO FINANCIAL STATEMENTS
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 34 funds. The financial statements herein are those of the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, and WHG Balanced Fund (the “Funds”). WHG SMidCap Fund and WHG Income Opportunity Fund commenced operations on December 19, 2005. WHG LargeCap Value Fund commenced operations on June 28, 2006. WHG Balanced Fund commenced operations on September 8, 2006. WHG SmallCap Value Fund commenced operations on April 2, 2007. The WHG LargeCap Value Fund, WHG SMidCap Fund and WHG SmallCap Value Fund seek long-term capital appreciation. The WHG Income Opportunity Fund and WHG Balanced Fund seek long-term capital appreciation and provide current income by investing in a portfolio of stocks and fixed-income securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Funds.
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2010, there were no fair valued securities.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the year ended October 31, 2010, there have been no significant changes to the Funds’ fair valuation methodology.
Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the scientific interest method, which approximates the effective interest method.
Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.
Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.
Dividends and Distributions to Shareholders — The WHG LargeCap Value Fund, WHG SMidCap Fund and WHG SmallCap Value Fund distribute substantially all of their net investment income, if any, at least annually. The WHG Income Opportunity Fund and WHG Balanced Fund distribute substantially all of their net investment income, if any, quarterly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.
3. Transactions with Affiliates:
Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.
4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $100 million, 0.08% of the next $200 million, 0.06% of the

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
next $550 million and 0.04% of any amount above $850 million of the Funds’ average daily net assets, subject to a minimum fee of $100,000 for each fund plus $15,000 per each additional class.
The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.
Effective December 31, 2007, the WHG Large Cap Value and the WHG Income Opportunity Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A Shares.
The WHG SMidCap Fund and the WHG SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2010, the WHG SMidCap Fund and the WHG SmallCap Value Fund incurred $157,066 and $35,327, or 0.06% and 0.13% of average daily net assets, of shareholder servicing fees, respectively.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.
The Funds earned cash management credits which are used to offset transfer agent expenses. During the period, the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, and the WHG Balanced Fund earned credits of $364, $36, $11, $21 and $6, respectively.
Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Westwood Management Corp. (the “Adviser”).
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
5. Investment Advisory Agreement:
Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services to the Funds as follows:

	% of average daily net assets:
Fund	Institutional Class	Class A
WHG LargeCap Value Fund	0.75%	0.75%
WHG SMidCap Fund	0.75%	N/A
WHG SmallCap Value Fund	0.85%	N/A
WHG Income Opportunity Fund	0.75%	0.75%
WHG Balanced Fund	0.75%	N/A
The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Funds’ total annual operating expenses, after the effect of expense offset arrangements, from exceeding the following:

	% of average daily net assets:
Fund	Institutional Class	Class A
WHG LargeCap Value Fund	1.00%	1.25%
WHG SMidCap Fund	1.25%	N/A
WHG SmallCap Value Fund	1.25%	N/A
WHG Income Opportunity Fund	0.90%	1.15%
WHG Balanced Fund	0.90%	N/A
Prior to November 1, 2009, the Adviser had contractually agreed to waive a portion of its advisory fees and assume expenses, if necessary, in order to keep the WHG Income Opportunity Fund — Institutional Class Shares, WHG Income Opportunity Fund — Class A Shares and WHG Balanced Fund, after the effect of expense offset arrangements from exceeding 1.00%, 1.25% and 1.00% of the average daily net assets, respectively.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.
At October 31, 2010, pursuant to the above, the amount of previously waived and reimbursed fees for the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund and WHG Balanced Fund for which the Adviser may seek reimbursement was $228,362, $0, $189,159, $506,768 and $262,380, respectively. During the year ended October 31, 2010, the Adviser recaptured previously waived fees of $63,437 for the WHG LargeCap Value Fund.
6. Investment Transactions:
The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2010, were as follows:

				U.S. Government
		Sales and	U.S. Government	Sales and
	Purchases	Maturities	Purchases	Maturities
WHG LargeCap Value Fund	$176,265,115	$110,752,311	$—	$—
WHG SMidCap Fund	225,326,305	114,850,144	—	—
WHG SmallCap Value Fund	21,495,435	17,580,180	—	—
WHG Income Opportunity Fund	86,992,777	35,048,351	3,761,416	13,634,349
WHG Balanced Fund	3,130,133	3,102,924	296,798	450,213
7. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.
Accordingly the following permanent differences are primarily attributable to distributions is excess, net operating losses, the Philadelphia Fund merger (as discussed in Note 10), Master Limited Partnership dividend income reclasses and REIT adjustments which have been classified to/from the following statements:

	Undistributed	Accumulated
	Net Investment	Realized	Paid-in
	Income	Gain/(Loss)	Capital
WHG LargeCap Fund	$—	$72	$(72)
WHG SMidCap Fund	102,208	(101,486)	(722)
WHG SmallCap Value Fund	77,723	(5,097)	(72,626)
WHG Income Opportunity Fund	(399,216)	2,627,402	(2,228,186)
The tax character of dividends and distributions paid during the last two fiscal years were as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
WHG LargeCap Value Fund
2010	$1,695,420	$—	$—	$1,695,420
2009	723,691	—	—	723,691
WHG SMidCap Fund
2010	745,696	—	—	745,696
2009	502,542	—	—	502,542
WHG SmallCap Value Fund
2010	—	—	5,154	5,154
2009	63,074	—	4,677	67,751

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
WHG Income Opportunity Fund
2010	$5,572,524	$—	$—	$5,572,524
2009	2,872,166	—	—	2,872,166
WHG Balanced Fund
2010	160,576	—	—	160,576
2009	180,432	—	—	180,432
As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

						Total
						Distributable
	Undistributed	Undistributed	Capital	Unrealized	Other	Earnings/
	Ordinary	Long-Term	Loss	Appreciation/	Temporary	(Accumulated
	Income	Capital Gain	Carryforwards	(Depreciation)	Differences	Losses)
WHG LargeCap Value Fund	$1,476,859	$—	$(14,003,278)	$27,717,507	$(3)	$15,191,085
WHG SMidCap Fund	959,132	3,499,000	—	48,154,544	—	52,612,676
WHG SmallCap Value Fund	—	—	(3,413,119)	2,880,846	—	(532,273)
WHG Income Opportunity Fund	—	—	(11,283,854)	22,351,935	(122,428)	10,945,653
WHG Balanced Fund	9,650	—	(1,560,794)	1,096,399	—	(454,745)
For Federal income tax purposes, capital carryforwards represent realized losses of the Funds that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

				Total
				Capital Loss
	Expires	Expires	Expires	Carryforwards
	10/31/16	10/31/17	10/31/18	10/31/10
WHG LargeCap Value Fund	$149,184	$13,456,004	$398,090	$14,003,278
WHG SmallCap Value Fund	327,255	3,085,864	—	3,413,119
WHG Income Opportunity Fund	—	11,283,854	—	11,283,854
WHG Balanced Fund	217,406	1,343,388	—	1,560,794
During the year ended October 31, 2010, the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Fund, WHG Income Opportunity Fund and WHG Balanced Fund utilized $4,095,731, $13,929,039, $2,778,878, $7,462,354 and $235,278, respectively, of capital loss carryforwards to offset capital gains.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2010, were as follows:

		Aggregate	Aggregate
	Federal	Gross	Gross	Net
	Tax	Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
WHG LargeCap Value Fund	$192,140,098	$34,326,915	$(6,609,408)	$27,717,507
WHG SMidCap Fund	293,489,491	57,240,303	(9,085,759)	48,154,544
WHG SmallCap Value Fund	27,199,329	3,941,734	(1,060,888)	2,880,846
WHG Income Opportunity Fund	184,593,822	23,191,867	(839,932)	22,351,935
WHG Balanced Fund	8,778,498	1,299,022	(202,623)	1,096,399
8. Indemnifications:
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
9. Other:
At October 31, 2010, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders was as follows:

	No. of	%
	Shareholders	Ownership
WHG LargeCap Value Fund, Institutional Class	3	56%
WHG LargeCap Value Fund, Class A	3	98%
WHG SMidCap Fund, Institutional Class	3	64%
WHG SmallCap Value Fund, Institutional Class	2	47%
WHG Income Opportunity Fund, Institutional Class	2	77%
WHG Income Opportunity Fund, Class A	2	82%
WHG Balanced Fund, Institutional Class	1	70%
10. Fund Merger:
At a meeting of the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund held on February 18, 2009, the Board approved a plan of reorganization whereby the WHG LargeCap Value Fund would acquire the Philadelphia Fund, Inc. (“Philadelphia Fund”) (the “Plan”). At a shareholder meeting held on November 6, 2009, the shareholders of the Philadelphia Fund approved the Plan. The reorganization was completed as of the close of business on November 13, 2009.
The Philadelphia Fund’s Board of Directors had been concerned about the long-term viability of the Philadelphia Fund due to its low asset size. It had become increasingly difficult for a relatively small fund, such as the Philadelphia Fund, to compete. In addition, the infrastructure and oversight (and associated costs) needed to comply with the increasing amount of regulations promulgated by the Securities and Exchange Commission had placed significantly greater regulatory and economic burdens on the Philadelphia Fund. The acquisition was accomplished through a combination of a tax-free exchange of 10,072,874 total outstanding shares of the Philadelphia Fund valued at $51,998,192 for 5,727,747 Institutional Class shares of the WHG LargeCap Value Fund. The Philadelphia Fund’s net assets were $51,998,192, including $(1,419) of accumulated net investment loss, $(398,162) of net realized loss, and $1,223,764 of unrealized appreciation on investments. The Philadelphia Fund’s net assets were primarily comprised of investments in securities with a fair value of $50,395,781 and cash of $1,495,915. The aggregate net assets of WHG LargeCap Value Fund immediately before and after the acquisition were $138,677,259 and $190,675,451, respectively.
The financial statements represent the WHG LargeCap Value Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Philadelphia Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on November 1, 2009, the WHG LargeCap Value Fund’s net investment income, net gain on investments and net increase in net assets from operations for the year ended October 31, 2010 would have been $2,141,321, $21,704,201 and $23,845,522, respectively.
11. Recent Accounting Pronouncement:
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.
12. Subsequent Event:
The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
The WHG Funds of The Advisors’ Inner Circle Fund
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, and WHG Balanced Fund (five of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WHG LargeCap Value Fund, WHG SMidCap Fund, WHG SmallCap Value Fund, WHG Income Opportunity Fund, and WHG Balanced Fund of The Advisors’ Inner Circle Fund at October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
December 22, 2010

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the following page illustrates your Fund’s costs in two ways.
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/2010	10/31/2010	Ratios	Period*

Actual Fund Return
WHG Large Cap Value Fund, Class A	$1,000.00	$980.70	1.22%	$6.09
WHG Large Cap Value Fund, Institutional Class	1,000.00	982.80	0.97	4.85
WHG SMidCap Fund, Institutional Class	1,000.00	1,042.80	0.97	4.99
WHG Small Cap Value, Institutional Class	1,000.00	969.40	1.25	6.20
WHG Income Opportunity Fund, Institutional Class	1,000.00	1,078.40	0.90	4.71
WHG Income Opportunity Fund, Class A	1,000.00	1,076.76	1.15	6.02
WHG Balanced Fund, Institutional Class	1,000.00	1,010.40	0.90	4.56

Hypothetical 5% Return
WHG Large Cap Value Fund, Class A	$1,000.00	$1,019.06	1.22%	$6.21
WHG Large Cap Value Fund, Institutional Class	1,000.00	1,020.32	0.97	4.94
WHG SMidCap Fund, Institutional Class	1,000.00	1,020.32	0.97	4.94
WHG Small Cap Value, Institutional Class	1,000.00	1,018.90	1.25	6.36
WHG Income Opportunity Fund, Institutional Class	1,000.00	1,020.67	0.90	4.58
WHG Income Opportunity Fund, Class A	1,000.00	1,019.41	1.15	5.85
WHG Balanced Fund, Institutional Class	1,000.00	1,020.67	0.90	4.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)
Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2010.

				Number of
				Portfolios in
		Term of	Principal	The Advisors’
	Position(s)	Office and	Occupation(s)	Inner Circle
Name, Address,	Held with	Length of	During Past	Fund Overseen by	Other Directorships
Date of Birth[1]	the Trust	Time Served[2]	5 Years	Board Member	Held by Board Member[3]

INTERESTED BOARD MEMBERS
ROBERT A. NESHER 8/17/46	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P,, SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc., and SEI Islamic Investments Fund plc.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 5/26/40	Trustee	(Since 1992)	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

INDEPENDENT BOARD MEMBERS
JAMES M. STOREY 4/12/31	Trustee	(Since 1994)	Attorney, Solo Practitioner since 1994. Partner, Dechert, September 1987- December 1993.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

				Number of
				Funds in
		Term of	Principal	The Advisors’
	Position(s)	Office and	Occupation(s)	Inner Circle
Name, Address,	Held with	Length of	During Past	Fund Overseen by	Other Directorships
Date of Birth[1]	the Trust	Time Served[2]	5 Years	Board Member	Held by Board Member[3]

INDEPENDENT BOARD MEMBERS (continued)
GEORGE J. SULLIVAN, JR. 11/13/42	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.	34	Trustee of the Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian- registered mutual funds.

BETTY L. KRIKORIAN 1/23/43	Trustee	(Since 2005)	Vice President Compliance, AARP Financial Inc. since September 2008. Self-Employed Legal and Financial Services Consultant since 2003. In-house Counsel, State Street Bank Global Securities and Cash Operations from 1995 to 2003.	34	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

CHARLES E. CARLBOM 8/20/34	Trustee	(Since 2005)	Self-Employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	34	Director, Crown Pacific, Inc. Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

MITCHELL A. JOHNSON 3/1/42	Trustee	(Since 2005)	Retired.	34	Trustee of the Advisors’ Inner Circle Fund II, and Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

JOHN K. DARR 8/17/44	Trustee	(Since 2008)	CEO, Office of Finance, FHL Banks from 1992 to 2007.	34	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of the Advisors’ Inner Circle Fund II and Bishop Street Funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Number of
Funds in
		Term of	Principal	The Advisors’
	Position(s)	Office and	Occupation(s)	Inner Circle
Name, Address,	Held with	Length of	During Past	Fund Overseen by	Other Directorships
Date of Birth[1]	the Trust	Time Served	5 Years	Board Member	Held by Board Member

OFFICERS PHILIP T. MASTERSON 3/12/64	President	(Since 2008)
			Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.	N/A	N/A

MICHAEL LAWSON 10/8/60	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

RUSSELL EMERY 12/18/62	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development at SEI Investments since February 2003. Senior Investment Analyst, Equity team at SEI Investments from March 2000 to February 2003.	N/A	N/A

JOSEPH M. GALLO 4/29/73	Vice President and Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate Counsel, ICMA Retirement Corporation 2004-2007; Federal Investigator, U.S. Department of Labor 2002-2004; U.S. Securities and Exchange Commission – Division of Investment Management, 2003	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Number of
Funds in
		Term of	Principal	The Advisors’
	Position(s)	Office and	Occupation(s)	Inner Circle
Name, Address,	Held with	Length of	During Past	Fund Overseen by	Other Directorships
Date of Birth[1]	the Trust	Time Served	5 Years	Board Member	Held by Board Member

OFFICERS (continued) CAROLYN F. MEAD 7/8/57	Vice President and Assistant Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate, Stradley, Ronon, Stevens & Young 2004-2007; Counsel, ING Variable Annuities, 1999-2002.	N/A	N/A

JAMES NDIAYE 9/11/68	Vice President and Assistant Secretary	(Since 2004)	Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.	N/A	N/A

TIMOTHY D. BARTO 3/28/68	Vice President and Assistant Secretary	(Since 2000)	General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.	N/A	N/A

MICHAEL BEATTIE 3/13/65	Vice President	(Since 2009)	Director of Client Services at SEI since 2004.	N/A	N/A

ANDREW S. DECKER 8/22/63	AML Officer	(Since 2008)	Compliance Officer and Product Manager, SEI, 2005-2008. Vice President, Old Mutual Capital, 2000-2005. Operations Director, Prudential Investments, 1998-2000.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)
Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.
Prior to this year’s meeting held on August 10-11, 2010, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.
At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, risk management, best execution, use of soft dollars and business plan. The Adviser’s representative then reviewed each Fund’s portfolio characteristics with respect to sector weightings or asset weightings. The Adviser’s representative also discussed the merger of the Philadelphia Fund, Inc. into the WHG LargeCap Value Fund, which occurred in November 2009. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent and Quality of Services Provided by the Adviser
In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.
The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Investment Performance of the Funds and the Adviser
The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its respective benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. With respect to the WHG Income Opportunity Fund and the WHG SMidCap Fund, the Board noted that the Funds had each generally outperformed their respective benchmark index. With respect to the WHG SmallCap Value Fund, the Board noted that the Fund’s performance was comparable to that of its benchmark index. With respect to the WHG LargeCap Value Fund, the Board noted that, although the Fund had underperformed its benchmark over recent periods of time, its performance was not substantially below that of its benchmark and did not necessitate any significant additional review. With respect to the WHG Balanced Fund, the Board noted that, although the Fund had historically underperformed its benchmark, its performance was not substantially below that of its benchmark. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS — continued (Unaudited)
Costs of Advisory Services, Profitability and Economies of Scale
In concluding that the advisory fees payable by each Fund to the Adviser were reasonable, the Trustees reviewed a report of the fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS’ INNER CIRCLE FUND	WHG FUNDS
NOTICE TO SHAREHOLDERS (Unaudited)
For shareholders that do not have an October 31, 2010, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2010, the Funds are designating the following items with regard to distributions paid during the year.

		Long-Term	Ordinary			Qualifying	U.S.	Qualified	Qualified
	Return of	Capital Gain	Income	Total	Qualifying	Dividends	Government	Interest	Short-Term
	Capital	Distributions	Distributions	Distributions	Dividends (1)	Income (2)	Interest (3)	Income (4)	Capital Gain (5)
WHG LargeCap Value Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
WHG SMidCap Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.04%	0.00%
WHG SmallCap Value Fund	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
WHG Income Opportunity Fund	0.00%	0.00%	100.00%	100.00%	43.51%	42.04%	9.36%	28.78%	0.00%
WHG Balanced Fund	0.00%	0.00%	100.00%	100.00%	72.40%	72.37%	21.69%	39.10%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and it’s reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Analytic Global Long-Short Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

NOTES

The WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009
1-877-FUND-WHG
www.whgfunds.com
Adviser:
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
Independent Registered Public Accounting Firm:
Ernst & Young LLP
Two Commerce Square
2001 Market Street, Suite 4000
Philadelphia, PA 19103
This information must be preceded or accompanied by a current prospectus for the Funds described.
WHG-AR-001-0500

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is John Darr and is independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust
PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2010			2009
				All other fees			All other fees
			All fees and	and services		All fees and	and services
		All fees and	services to	to service	All fees and	services to	to service
		services to	service	affiliates that	services to	service	affiliates that
		the Trust that	affiliates that	did not	the Trust that	affiliates that	did not
		were pre-	were pre-	require pre-	were pre-	were pre-	require pre-
		approved	approved	approval	approved	approved	approval
(a)	Audit Fees	$211,890	$0	$0	$244,818	$0	$0
(b)	Audit-Related Fees	$4,000	$0	$0	$0	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust
E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2010			2009
				All other fees			All other fees
			All fees and	and services		All fees and	and services
		All fees and	services to	to service	All fees and	services to	to service
		services to	service	affiliates that	services to	service	affiliates that
		the Trust that	affiliates that	did not	the Trust that	affiliates that	did not
		were pre-	were pre-	require pre-	were pre-	were pre-	require pre-
		approved	approved	approval	approved	approved	approval
(a)	Audit Fees	$259,524	N/A	N/A	$245,808	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)	Not applicable.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2010	2009
Audit-Related Fees	1.9%	0%
Tax Fees	26.0%	0%
All Other Fees	0%	0%

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2010	2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.

(g)	The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.

(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson, President
Date: December 17, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Philip T. Masterson

Philip T. Masterson, President
Date: December 17, 2010

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer, Controller & CFO
Date: December 17, 2010

*	Print the name and title of each signing officer under his or her signature.